UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2006

SERVICES ACQUISITION CORP. INTERNATIONAL
(Exact name of registrant as specified in its charter)

Delaware	001-32552	20-2122262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 East Olas Boulevard, Suite 1140
Fort Lauderdale, Florida 33301
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (954) 713-1165

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(d) On June 28, 2006, Richard L. Handley was appointed to the Board of Directors of the Company to serve as a Class A Director. Mr. Handley was appointed to the Board in order for the Company to remain compliant with the American Stock Exchange corporate governance standards.

There are no arrangements or understandings between Mr. Handley and any other person pursuant to which Mr. Handley was selected as director. There are no transactions to which the Company is a party and in which Mr. Handley had a material interest that are required to be disclosed under Item 404(a) and (b) of Regulation S-B. Mr. Handley has not previously held any positions with the Company. Mr. Handley has no family relations to any directors or executive officers of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICES ACQUISITION CORP. INTERNATIONAL

Dated: June 29, 2006

/s/ Steven R. Berrard Steven R. Berrard Chief Executive Officer